DELAWARE POOLED® TRUST

The Core Focus Fixed Income Portfolio
The Core Plus Fixed Income Portfolio
The Emerging Markets Portfolio
The Emerging Markets Portfolio II
The Focus Smid-Cap Growth Equity Portfolio
The Global Fixed Income Portfolio
The Global Real Estate Securities Portfolio
The High-Yield Bond Portfolio
The International Equity Portfolio
The Labor Select International Equity Portfolio
The Large-Cap Growth Equity Portfolio
The Large-Cap Value Equity Portfolio
The Real Estate Investment Trust Portfolio II
The Select 20 Portfolio
(each, a "Portfolio" and collectively, the "Portfolios")

Supplement to the Portfolios' Prospectus dated March 1, 2011

The "Investment Management Fees Paid After Voluntary or Contractual Waivers For the Fiscal Year Ended October 31, 2010" table on page 71 of the Portfolios' Prospectus is replaced in its entirety by the following:

Investment Management
Fees Paid After Voluntary or Contractual Waivers
For the Fiscal Year Ended October 31, 2010
Portfolio	Net Advisory Fee
The Large-Cap Growth Equity Portfolio	0.55%
The Large-Cap Value Equity Portfolio	0.23%
The Focus Smid-Cap Growth Equity Portfolio	0.23%
The Real Estate Investment Trust Portfolio II	0.00%
The Select 20 Portfolio	0.40%
The International Equity Portfolio	0.75%
The Labor Select International Equity Portfolio	0.75%
The Emerging Markets Portfolio	1.00%
The Emerging Markets Portfolio II	0.23%
The Global Real Estate Securities Portfolio	0.99%
The Core Focus Fixed Income Portfolio	0.07%
The High-Yield Bond Portfolio	0.30%
The Core Plus Fixed Income Portfolio	0.23%
The Global Fixed Income Portfolio	0.46%

Investments in the Portfolios are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies, including their subsidiaries or related companies (the "Macquarie Group"), and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie Group company guarantees or will guarantee the performance of the Portfolios, the repayment of capital from the Portfolios, or any particular rate of return.

Please keep this Supplement for future reference.

This Supplement is dated March 30, 2011.